SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 25, 2003


                                 INTERLAND, INC.
               (Exact name of registrant as specified in charter)




           MINNESOTA                   000-17932               41-1404301
           ---------                   ---------               ----------
 (State or other jurisdiction       (Commission File         (IRS Employer
      of incorporation)                 Number)             Identification No.)

     303 PEACHTREE CENTER AVENUE
               SUITE 500                                          30303
              ATLANTA, GA                                       (Zip Code)
    (Address of principal executive
               offices)


        Registrant's telephone number including area code: (404) 720-8301



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 25, 2003, Interland, Inc. ("Interland") issued a press release relating to its 1-for-10 reverse stock split. Interland hereby incorporates by reference herein the information set forth in its Press Release dated July 25, 2003, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a) Financial Statements.

                  Not Applicable.

              (b) Pro Forma Financial Information.

                  Not Applicable.

              (c) Exhibits.


Exhibit
Number            Description
------            -----------

99.1              Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: July 28, 2003                  INTERLAND, INC.



                                     By: /s/ Allen L. Shulman
                                         ---------------------------------------
                                         Allen L. Shulman
                                         Senior Vice President, Chief Financial
                                         Officer, and General Counsel
                                         (Principal Financial Officer)



                                       3